UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) March 29, 2006
                                                          --------------

                         INTERSTATE BAKERIES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-11165                              43-1470322
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        (Commission File Number)           (IRS Employer Identification No.)

                 12 East Armour Boulevard
                   Kansas City, Missouri                          64111
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         (Address of Principal Executive Offices)              (Zip Code)

                                 (816) 502-4000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement.

         On March 29, 2006, Interstate Bakeries Corporation (the "Company") entered into the Sixth Amendment and Waiver (the "Sixth Amendment") to the Revolving Credit Agreement (the "DIP Agreement") between the Company and certain of its subsidiaries (collectively, the "Borrowers") and JPMorgan Chase Bank, N.A. ("JPMCB") and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party thereto (together with JPMCB, the "Lenders") and JPMCB, as administrative agent and collateral agent for the Lenders. JPMCB or its affiliates may hold equity positions in the Company. A copy of the Sixth Amendment is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

         Pursuant to the Sixth Amendment, the Lenders and the Borrowers have amended the DIP Agreement to provide the Borrowers with the ability to request the issuance or extension of the expiration date of a letter of credit under the DIP Agreement to a date not more than three hundred sixty-five (365) days after September 22, 2006, so long as the Borrowers shall deposit a certain amount of cash in a specified account to cover reimbursement obligations of the Borrowers in connection therewith.

         In addition, the Sixth Amendment extends certain waivers previously granted by the Lenders to the Company that not only extend the date (i) for delivery of consolidated annual financial statements for Fiscal Years ending May 28, 2005 and June 3, 2006 until the date such financial statements are available and (ii) for delivery of consolidated quarterly financial statements for each of the first, second and third quarters of Fiscal Year 2006 until the date such quarterly financial statements are available, under the requirements of the DIP Agreement for such deliveries, but also permit such financial statements and the accompanying certifications for fiscal periods ending on or prior to September 22, 2006 to be subject to adjustments and qualifications related to pension matters and certain expense allocations.

         The Sixth Amendment also extends the date for delivery of the update of the budget after the end of third quarter of Fiscal Year 2006 under the DIP Agreement from April 18, 2006 to June 30, 2006. The Sixth Amendment specifies that such updated budget shall include income statements, balance sheets and cash flow statements detailing, on a monthly and quarterly basis, the Borrowers' anticipated cash receipts and disbursements for the Fiscal Year ending on June 2, 2007 and on a quarterly basis for the subsequent fiscal year, and setting forth the anticipated uses of bank financing during such periods.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.       Description
-----------       -----------

    10.1 Sixth Amendment and Waiver, dated as of March 29, 2006, to the Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2006                           INTERSTATE BAKERIES CORPORATION


                                               By:  /s/ Ronald B. Hutchison
                                                    ----------------------------
                                                    Ronald B. Hutchison
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    10.1 Sixth Amendment and Waiver, dated as of March 29, 2006, to the Revolving Credit Agreement, dated as of September 23, 2004, as amended, among Interstate Bakeries Corporation, a Delaware corporation ("Parent Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, each of the direct and indirect subsidiaries of the Parent Borrower (each individually a "Subsidiary Borrower" and collectively the "Subsidiary Borrowers"; and together with the Parent Borrower, the "Borrowers"), each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank) ("JPMCB"), and certain of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Credit Agreement (together with JPMCB, the "Lenders"), JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent (the "Administrative Agent") for the Lenders, and JPMorgan Chase Bank, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as collateral agent (the "Collateral Agent") for the Lenders